UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

April 22, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated April 22, 2002.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: April 22, 2002


This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings.


How Laboratory Testing Works
Laboratory Testing is the "Gateway to Quality Health Care":

1) Patient visits doctor;
2) Doctor orders laboratory tests with diagnosis information;
3) Doctor or patient service center (PSC) draws sample;
4) Laboratory performs tests;
5) Test results reported to doctor;
6) Doctor makes diagnosis and treatment begins


The Clinical Laboratory Testing Market
US market is approximately $34-36 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   84%
Independent Clinical Labs  39%        LabCorp($2.2b)               16%
Physician Offices          12%

Source: Company estimates, industry reports & 2001YE revenue for LabCorp


Profile of LabCorp
 - Nationwide network of 24 primary testing locations and 900 patient service centers
 - Conducts tests on 280,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 19,000 employees nationwide


MAP OF LABCORP's PRIMARY TESTING LOCATIONS & PSC's


2002 Strategic Goals

 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates


GENOMIC STRATEGY
UTILIZE DNA TESTING LEADERSHIP TO EXECUTE GENOMIC LEADERSHIP STRATEGY

 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/Partner to expand menu


GENOMIC STRATEGY UPDATE

INTERNAL                         ACQUISITION               LICENSE/PARTNER
--------                         -----------               ---------------
CMBP:                            NGI:                      MYRIAD GENETICS:
 - Cancer                        - Infectious Disease      Predictive tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C            - Breast/Ovarian and
 - Infectious Disease            - Cancer:                    Colon Cancer
    (GENOSURE)                      Melanoma               - Melanoma
                                    Breast                 - Hypertension

CLINICAL TRIALS:                 VIROMED:                  EXACT SCIENCES:
 - Drug metabolism               - Infectious Disease      - Colorectal Cancer
                                    HIV
POSITITVE OUTCOMES:                 Hepatitis              ALPHA:
  (being tested)                 - Real-time PCR           - PCR Plasma

                                 CENTER FOR GENETIC        VIROLOGICS:
                                  SERVICES:                - HIV Phenotyping
                                 - Expanded Genetics
                                   Capabilities in         VIRCO:
                                   Southwest               - HIV Phenotyping


Financial Performance
Price & Volumes:  Trends by Payor Type


                           2000                2001             YTD MAR 2002
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   22.70    27.1        24.46   27.9         25.16     7.0
Patient              102.87     2.2       111.28    2.5        115.73     0.6
Third Party           29.80    10.3        31.59   12.2         32.48     3.3
(MC/MD/Insurance)
Managed Care
 - Capitated           8.89    10.6         8.90   11.9          9.52     3.1
 - Fee for service    42.32    16.0        43.45   17.2         44.53     4.7
                     ------    ----       ------   ----        ------    ----
Total                 28.97    26.6        29.27   29.1         30.59     7.8
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $28.98    66.2       $30.69   71.7        $31.50    18.7
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD MAR 2001

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------

Prior Genomic     39.7         330.0     1.9%       120.38

Add'l Genomic*    25.9         623.8     3.6%        41.60

Other Esoteric    50.3       1,295.5     7.5%        38.80
--------------  ------      --------   ------       ------
All Esoteric:    115.9       2,249.3    13.0%        51.55
-------------
Core:
------           409.5      15,069.0    87.0%        27.17

Total:           525.4      17,318.3   100.0%        30.34
------

                             YTD MAR 2002                   02 vs 01
                                                               PPA
                    Revenue     Accns    %Accns    PPA         Incr/
                    $Million     000   to total     $         (Decr)
                   ---------   ------  ---------  -------    ---------

Prior Genomic        46.3       404.8     2.2%     114.34     (5.0)%

Add'l Genomic*       30.9       768.8     4.1%      40.24     (3.3)%

Other Esoteric       57.5     1,379.6     7.3%      41.65      7.3%
--------------     ------    --------   ------     ------     ------
All Esoteric:       134.7     2,553.2    13.6%      52.75      2.3%
-------------
Core:               455.3    16,181.0    86.4%      28.14      3.6%
------
Total:              590.0    18,734.2   100.0%      31.50      3.8%
-------

* Includes identity testing and gene probes (chlamydia and gonorrhea)


First Quarter Operating Results
      ($ in millions)
                                        3/31/01        3/31/02
                                        --------       --------
           Revenue                        525.4          590.0
           Operating Expense              438.1          473.6
                                          -----          -----
           Operating Income                87.3          116.4
                                          =====          =====
                Margin                     16.6%          19.7%
           EBITDA                         110.3          137.6
                                          =====          =====
                Margin                     21.0%          23.3%
           Bad Debt % to revenue           9.70%          8.75%
           DSO                               67             60


2002 First Quarter Financial Achievements

 - Increased revenues per day 14.0% (volume 10%; price 4%)
 - Increased operating income 33%
 - Increased EBITDA 25%
 - Increased diluted EPS 33%
 - Increased operating cash flow 74%


Recent Accomplishments

 - Expanded Aetna Agreement in CT, NJ, and NY (including NYC)
 - New genomics tests for hepatitis B and C
 - Successful offering of Roche-owned shares
 - Replaced $450 million revolver with new $300 million credit facility
 - Announced two-for-one stock split


Quarterly DSO Trend
DSO Trend December '97 through March '02

December 1997  - 79 days       June 2000       - 70 days
December 1998  - 83 days       September 2000  - 70 days
March 1999     - 83 days       December 2000   - 68 days
June 1999      - 79 days       March 2001      - 67 days
September 1999 - 76 days       June 2001       - 64 days
December 1999  - 74 days       September 2001  - 62 days
March 2000     - 72 days       December 2001   - 58 days
                               March 2002        60 days


Financial Guidance for 2002

 - Increase overall revenues by approximately 12% compared to 2001 (8-9% volume; 3-4% price)
 - EBITDA margins of approximately 23% of sales
 - EPS growth of approximately 30% under new accounting rules for 2001
 - Bad debt rate of 8.75% of sales
 - Capital expenditures of approximately $85 million
 - Net interest expense of $12 million
 - A tax rate of approximately 41.5%


Growth Opportunities
Revenue
 - New Tests - Cystic Fibrosis, hepatitis B and C, HPV, etc.
 - Conversion to Monolayer Paps
 - New Licenses/Partnerships - Myriad Genetics, EXACT Sciences, etc.
 - Ongoing Acquisition Strategy
 - Genomic Strategy/Mix Shift Leverage
 - Improving Regulatory/Reimbursement Environment


Profit Improvement Opportunities

Cost Structure
 - Bad Debt Reduction
 - Further Operational Consolidation
 - Technology Improvements - Higher Throughput and Efficiencies


Value Drivers

Labcorp:
 - Proven strategy for growth
 - Pioneer in identifying and commercializing innovative technologies
 - National infrastructure connects large scale proficiency with wide scale technological expertise
 - Strong balance sheet

Industry:
 - New advances in scientific research will generate growth and demand for molecular testing
 - Aging population


Other Financial Information
March 31, 2002
($ in millions,except per share amounts)

                                            Q1 02
                                           ------
Depreciation                               $ 16.1
Amortization                               $  5.1
Capital expenditures                       $ 18.4
Cash flows from operations                 $112.2
Bad debt as a percentage of sales             8.75%
Effective interest rate on debt               2.00%
Days sales outstanding                          60